                                                                   EXHIBIT 10.21

                                ARRIS GROUP, INC.

                            2005 STOCK INCENTIVE PLAN

                        RESTRICTED SHARE GRANT AGREEMENT

ARRIS Group, Inc., a corporation organized and existing under the laws of the State of Delaware (or any successor corporation) (the "Company"), does hereby grant and give unto NAME (the "Participant"), an award (the "Award") of shares of restricted Common Stock (the "Restricted Stock") upon the terms and conditions set forth in this Restricted Share Grant Agreement (the "Agreement").

1. DEFINITIONS. All the definitions set forth in the Plan are hereby incorporated in this Agreement. For purposes of this Agreement, the following additional terms shall be defined as follows:

      DISABILITY means "total disability" as defined under the Company's group disability plan then in effect (whether or not the Participant is covered under or eligible to participate in such plan).

      PLAN means the ARRIS Group, Inc. [2002 or 2004] Stock Incentive Plan, as amended from time to time.

      SHARES shall have the meaning given such term in Section 2 of this Agreement.

      TAX-RELATED ITEMS means all tax, social insurance and payroll tax that may arise and fall due in relation to the grant, vesting or sale of the Shares granted under this Agreement.

      VESTING DATE means a date upon which the restrictions contained in Section 3 of this Agreement lapse with respect to any portion of the Shares (but only with respect to the Shares vested at such Vesting Date), which date shall be determined in accordance with Section 4 of this Agreement.

2. GRANT OF RESTRICTED STOCK. The Participant is hereby granted (#SHARES) shares of Restricted Stock (the "Shares") of the Company's Common Stock, par value $0.01, on APRIL 18, 2005 (the "Grant Date"). The Shares are being granted under the Plan and are subject to the terms and conditions set forth in this Agreement.

3. RESTRICTIONS/FORFEITURE. The Shares will be subject to the following restrictions until their respective Vesting Dates:

      (a) Forfeiture on Termination. Subject to Section 4 of this Agreement, if the Participant's employment with the Company terminates for any reason prior to the Vesting Date, the Participant shall forfeit all rights with respect to all unvested Shares, as of the date the Participant's employment terminates.

      (b) Nontransferability. Prior to the Vesting Date, all unvested Shares shall be nontransferable and may not be sold, hypothecated or otherwise assigned or conveyed by a Participant to any party, except as otherwise provided in Section 9(d) in this Agreement.

      (c) Additional Shares. Any shares of Common Stock accruing to Shares as a result of any adjustment under Section 9(h) of this Agreement will be subject to the same restrictions (and have the same Vesting Dates) as the Shares to which they accrue.

4.    VESTING.

      (a) Regular Vesting. Except as set forth in Sections 4(b), 4(c) and 4(d) of this Agreement, the restrictions on the Shares will expire with respect to a percentage of the Shares granted as of the Vesting Dates set forth below:

RESTRICTED SHARE GRANT AGREEMENT

 PERCENTAGE OF SHARES ON
WHICH RESTRICTIONS EXPIRE                VESTING DATE
-------------------------                ------------
         First 33%                First Anniversary of Grant Date

        Second 33%                Second Anniversary of Grant Date

          Last 34%                Third Anniversary of Grant Date

      (b) Accelerated Vesting Upon Certain Events. Notwithstanding the regular vesting rule specified in Section 4(a) of this Agreement, the restrictions on the Shares will expire with respect to 100% of the Shares upon the earliest to occur of the following Vesting Dates:

            i. on the date that the Participant is deemed to have a Disability;
               or

            ii. on the date of the Participant's death prior to his/her termination of employment with the Company.

      (c) Termination. Notwithstanding anything in this Agreement to the contrary, if the Company terminates the Participant's employment for any reason, this Agreement shall be terminated and all Shares on which the restrictions have not expired shall be forfeited, unless and to the extent that the Committee determines that such forfeiture would violate applicable law.

5.    DELIVERY OF SHARES.

      (a) Granted Shares. The Shares awarded under this Plan shall be held in escrow with the Secretary of ARRIS Group, Inc. Such Shares shall be subject to the restrictions described in Section 3 of this Agreement until the Vesting Date for such Shares. Such Shares, when issued in accordance with this Agreement, shall be deemed to be fully paid and nonassessable.

      (b) Vested Shares. Within ten (10) business days after a Vesting Date, the Shares vesting on such Vesting Date will be released from our custody and delivered to the Participant's address of record. Thereafter, the Participant shall enjoy full shareholder and ownership rights with respect to such Shares, subject to applicable securities laws.

6. OWNERSHIP RIGHTS. Until Shares have vested in accordance with Section 4 of this Agreement, the Participant shall not have the right to vote or the right to receive any dividends with respect to such unvested Shares. Participant hereby waives any and all rights to vote or to receive dividends with respect to any unvested Shares. Upon the vesting of the Shares under this Agreement, the Participant shall exercise all ownership rights (including, without limitation, the right to vote and the right to receive dividends) with respect to such vested Shares, provided that voting and dividend rights with respect to the Shares will be exercisable only if the record date for determining shareholders entitled to vote, or to receive dividends, falls on or after the Vesting Date and before the effective date of a forfeiture of the Shares under Section 3 or Section 4 of this Agreement.

7. DEFERRAL OF EXERCISE OR DELIVERY OF SHARES. Notwithstanding any provision in this Agreement to the contrary, if any law or regulation of any governmental authority having jurisdiction in the matter requires the Company, the Committee or the Participant to take any action or refrain from action in connection with the delivery of Shares under this Agreement, or to delay such delivery, then the delivery of such Shares shall be deferred until such action has been taken or such restriction on action has been removed.

8. TERMINATION DATE. The Participant's date of termination of employment from the Company shall be deemed for purposes of this Agreement to be his/her last day of active work for the Company; provided, however, that for all purposes of this Agreement, the Participant shall be deemed actively at work during any period the Participant is on approved paid medical leave or during the protected reemployment period applicable to any Participant on military leave.

RESTRICTED SHARE GRANT AGREEMENT

9. GENERAL PROVISIONS. By executing this Agreement, the Participant acknowledges that he/she has read, understands and agrees with all of the provisions in this Agreement and the Plan, including (but not limited to) the following:

      (a) Authority of the Committee. In accordance with Section 2 of the Plan, the Committee shall have the authority to administer the Agreement and the Plan; to make all determinations with respect to the construction and application of this Agreement, the Plan, and the resolutions of the Board of Directors establishing the Plan; to adopt and revise rules relating to this Agreement and the Plan; to hire the Agent with respect to its administrative responsibilities under this Agreement and the Plan; and to make other determinations which it believes are necessary or advisable for the administration of this Agreement and the Plan. Any dispute or disagreement which arises under this Agreement or the Plan shall be resolved by the Committee in its absolute discretion. Any such determination, interpretation, resolution, or other action by the Committee shall be final, binding and conclusive with respect to the Participant and all other persons affected thereby.

      (b) Notices. Any notice which is required or permitted under this Agreement shall be in writing, and delivered personally or by mail, postage prepaid, addressed as follows: (i) if to the Company, at 3871 Lakefield Drive, Suwanee, GA 30024, Attention: Larry Margolis, Executive Vice President, or at such other address as the Company by notice to the Participant may have designated from time to time;
            (ii) if to the Participant, at the address indicated in the Participant's then-current personnel records, or at such other address as the Participant by notice to the Company may have designated from time to time. Such notice shall be deemed given upon receipt.

      (c) Responsibility for Taxes. The ultimate liability for any and all Tax-Related Items is and remains the Participant's responsibility and liability, and the Company and/or the Participant's employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant under this Agreement, including the grant, vesting and the subsequent sale of Shares acquired under the Plan; and (b) do not commit to structure the terms of the grant or any aspect of the Restricted Share grant to reduce or eliminate the Participant's liability for Tax-Related Items.

            Prior to the applicable Vesting Date, the Participant shall pay or make adequate arrangements satisfactory to the Company to satisfy all withholding obligations of the Company. The Participant authorizes the Company to withhold all applicable Tax-Related Items legally payable by the Participant from the Participant's salary or other cash compensation paid to the Participant by the Company. Alternatively, or in addition, the Committee or its delegate, in its sole discretion and pursuant to such procedures as it may specify from time to time, and if permitted by local law, may permit the Participant to satisfy such tax withholding obligation, in whole or in part, by such other methods as the Committee may deem appropriate.

      (d) Nontransferability. This Agreement and the Shares granted to the Participant shall be nontransferable and shall not be sold, hypothecated or otherwise assigned or conveyed by the Participant to any other person, except as specifically permitted in this Agreement. No assignment or transfer of this Agreement or the rights represented thereby, whether voluntary or involuntary, or by operation of law or otherwise, shall vest in the assignee or transferee any interest or right whatsoever, except as specifically permitted in this Agreement. The Agreement shall terminate, and be of no force or effect, immediately upon any attempt to assign or transfer this Agreement or any of the Shares granted under this Agreement.

      (e) Designation of Beneficiary. Notwithstanding anything in Section 9(d) of this Agreement to the contrary, the Participant may designate a person or persons to receive, in the event of his/her death, any rights to which he/she would be entitled under this Agreement. Such a designation shall be filed with the Company in accordance with uniform procedures specified by the Committee. The Participant may change or revoke a beneficiary designation at any time by filing a written statement of such change or revocation with the Company in accordance with uniform procedures specified by the Committee. No beneficiary designation or change of beneficiary designation will be effective until notice thereof is received. If a Participant fails to designate a beneficiary or if the beneficiary predeceases the Participant, the Participant's estate shall be deemed to be his/her beneficiary for purposes of this Agreement.

RESTRICTED SHARE GRANT AGREEMENT

      (f) No Shareholder Rights. Until Shares have vested in accordance with the provisions of Section 4 of this Agreement, the Participant shall have no rights as a shareholder of the Company (including, without limitation, the right to vote or the right to receive dividends with respect to such Shares), and shall not be deemed to be a shareholder of the Company for any purpose as a result of any grant of Shares to the Participant.

      (g) Nature of Grant. (i) the Plan is discretionary in nature; (ii) the grant of the Shares under this Agreement is voluntary and does not create any contractual or other right to receive future grants under the Plan, or benefits in lieu of grants even if such grants have been granted repeatedly in the past; (iii) all decisions with respect to any such future grants will be at the sole discretion of the Company; (iv) the Participant's participation in the Plan shall not create a right to further employment with the Participant's employer and shall not interfere with the ability of the Participant's employer to terminate the Participant's employment relationship at any time with or without Cause; (v) the Participant's participation in the Plan is voluntary; (vi) the value of the Shares is an extraordinary item of compensation which is outside the scope of the Participant's employment contract, if any;
            (vii) the Shares are not part of the Participant's normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (viii) the future value of the Shares is unknown and cannot be predicted with certainty; and
            (ix) no claim or entitlement to compensation or damages arises from termination of the Shares or diminution in value of the Common Stock and the Participant irrevocably releases the Company from any such claim that may arise.

      (h) Corporate Restructuring/Capital Readjustments. Nothing in this Agreement shall abridge the rights or powers of the Company or its stockholders from taking any action affecting the Common Stock, and appropriate adjustments to the number of Shares granted in this Agreement shall be made to account for any such actions as deemed appropriate by the Committee.

      (i) Fractional Shares. Notwithstanding anything in this Agreement to the contrary, in the event that any adjustment to the number of Shares or any vesting calculation pursuant to this Agreement would otherwise result in the creation of a fractional share interest, the affected number or vested portion shall be rounded up to the nearest whole share.

      (j) Amendment or Termination. This Agreement may be amended or terminated at any time by the mutual agreement and written consent of the Participant and the Company, but only to the extent permitted under the Plan.

      (k) Governing Instrument. This Agreement is subject to all terms and conditions of the Plan and shall at all times be interpreted in a manner that is consistent with the intent, purposes and specific language of the Plan.

      (l) Severability. If any provision of this Agreement should be held illegal or invalid for any reason by the Company or court of applicable jurisdiction, such determination shall not affect the other provisions of this Agreement, and it shall be construed as if such provision had never been included herein.

      (m) Headings. Headings in this Agreement are for convenience only and shall not be construed to be part of this Agreement.

      (n) Governing Law. This Agreement shall be construed, and its provisions enforced and administered, in accordance with the laws of the State of Georgia and, where applicable, federal law.

RESTRICTED SHARE GRANT AGREEMENT

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officers under its corporate seal, and the Participant has executed this Agreement, as of the day and year first above written.

                                             ARRIS GROUP, INC.

                                             By:________________________________

                                             Its: Executive Vice President

"Participant"

_________________________________________________
Signature

Name

_________________________________________________
Date

RESTRICTED SHARE GRANT AGREEMENT                                    [ARRIS LOGO]

                                ARRIS GROUP, INC.

                            2005 STOCK INCENTIVE PLAN

                        RESTRICTED SHARE GRANT AGREEMENT

ARRIS Group, Inc., a corporation organized and existing under the laws of the State of Delaware (or any successor corporation) (the "Company"), does hereby grant and give unto NAME (the "Participant"), an award (the "Award") of shares of restricted Common Stock (the "Restricted Stock") upon the terms and conditions set forth in this Restricted Share Grant Agreement (the "Agreement").

10. DEFINITIONS. All the definitions set forth in the Plan are hereby incorporated in this Agreement. For purposes of this Agreement, the following additional terms shall be defined as follows:

      DISABILITY means "total disability" as defined under the Company's group disability plan then in effect (whether or not the Participant is covered under or eligible to participate in such plan).

      PLAN means the ARRIS Group, Inc. [2004] Stock Incentive Plan, as amended from time to time.

      SHARES shall have the meaning given such term in Section 2 of this Agreement.

      TAX-RELATED ITEMS means all tax, social insurance and payroll tax that may arise and fall due in relation to the grant, vesting or sale of the Shares granted under this Agreement.

      VESTING DATE means a date upon which the restrictions contained in Section 3 of this Agreement lapse with respect to any portion of the Shares (but only with respect to the Shares vested at such Vesting Date), which date shall be determined in accordance with Section 4 of this Agreement.

11. GRANT OF RESTRICTED STOCK. The Participant is hereby granted (#SHARES) shares of Restricted Stock (the "Shares") of the Company's Common Stock, par value $0.01, on APRIL 18, 2005 (the "Grant Date"). The Shares are being granted under the Plan and are subject to the terms and conditions set forth in this Agreement. The number of shares reflected herein are performance based and accordingly are subject to reduction, to and including zero shares, depending on the Company's consolidated sales performance for calendar year 2005 as determined under the matrix reflected in the March 30, 2005 Compensation Committee minutes (which the Committee has reserved the right to make more stringent by increasing the sales requirement).

12. RESTRICTIONS/FORFEITURE. The Shares will be subject to the following restrictions until their respective Vesting Dates:

      (a) Forfeiture on Termination. Subject to Section 4 of this Agreement, if the Participant's employment with the Company terminates for any reason prior to the Vesting Date, the Participant shall forfeit all rights with respect to all unvested Shares, as of the date the Participant's employment terminates.

      (b) Nontransferability. Prior to the Vesting Date, all unvested Shares shall be nontransferable and may not be sold, hypothecated or otherwise assigned or conveyed by a Participant to any party, except as otherwise provided in Section 9(d) in this Agreement.

      (c) Additional Shares. Any shares of Common Stock accruing to Shares as a result of any adjustment under Section 9(h) of this Agreement will be subject to the same restrictions (and have the same Vesting Dates) as the Shares to which they accrue.

13.   VESTING.

      (a) Regular Vesting. Except as set forth in Sections 4(b), 4(c) and 4(d) of this Agreement, the restrictions on the Shares will expire with respect to a percentage of the Shares granted as of the Vesting Dates set forth below:

RESTRICTED SHARE GRANT AGREEMENT

 PERCENTAGE OF SHARES ON
WHICH RESTRICTIONS EXPIRE                VESTING DATE
-------------------------                ------------
         First 33%                First Anniversary of Grant Date

        Second 33%                Second Anniversary of Grant Date

          Last 34%                Third Anniversary of Grant Date

      (b) Accelerated Vesting Upon Certain Events. Notwithstanding the regular vesting rule specified in Section 4(a) of this Agreement, the restrictions on the Shares will expire with respect to 100% of the Shares upon the earliest to occur of the following Vesting Dates:

            i. on the date that the Participant is deemed to have a Disability;
               or

            ii. on the date of the Participant's death prior to his/her termination of employment with the Company.

            iii. on the date of the Participant's retirement from the Company provided that if Participant violates any non-competition or non-disclosure provisions agreement in favor of the Company or contained in any stock option grant within the one year period commencing on the date of his retirement (as if such provisions were in effect for such full year), the Company shall be entitled to receive from the Participant any proceeds from the sale of the Shares and to the extent the Shares have not been sold they shall be forfeited and returned to the Company for cancellation.

      (c) [Deferred Vesting. In the event the Committee concludes in its sole discretion that on a Vesting Date the Participant has material non-public information that would prohibit him from selling Shares and paying Tax-Related Items, it may, in its sole discretion; defer such Vesting Date by up to 90 days]

      (d) Termination. Notwithstanding anything in this Agreement to the contrary, if the Company terminates the Participant's employment for any reason, this Agreement shall be terminated and all Shares on which the restrictions have not expired shall be forfeited, unless and to the extent that the Committee determines that such forfeiture would violate applicable law.

14.   DELIVERY OF SHARES.

      (a) Granted Shares. The Shares awarded under this Plan shall be held in escrow with the Secretary of ARRIS Group, Inc. Such Shares shall be subject to the restrictions described in Section 3 of this Agreement until the Vesting Date for such Shares. Such Shares, when issued in accordance with this Agreement, shall be deemed to be fully paid and nonassessable.

      (b) Vested Shares. Within ten (10) business days after a Vesting Date, the Shares vesting on such Vesting Date will be released from our custody and delivered to the Participant's address of record. Thereafter, the Participant shall enjoy full shareholder and ownership rights with respect to such Shares, subject to applicable securities laws.

15. OWNERSHIP RIGHTS. Until Shares have vested in accordance with Section 4 of this Agreement, the Participant shall not have the right to vote or the right to receive any dividends with respect to such unvested Shares. Participant hereby waives any and all rights to vote or to receive dividends with respect to any unvested Shares. Upon the vesting of the Shares under this Agreement, the Participant shall exercise all ownership rights (including, without limitation, the right to vote and the right to receive dividends) with respect to such vested Shares, provided that voting and dividend rights with respect to the Shares will be exercisable only if the record date for determining shareholders entitled to vote, or to receive dividends, falls on or after the Vesting Date and before the effective date of a forfeiture of the Shares under Section 3 or Section 4 of this Agreement.

16. DEFERRAL OF EXERCISE OR DELIVERY OF SHARES. Notwithstanding any provision in this Agreement to the contrary, if any law or regulation of any governmental authority having jurisdiction in the matter requires the Company, the Committee or the Participant to take any action or refrain from action in connection with

RESTRICTED SHARE GRANT AGREEMENT

      the delivery of Shares under this Agreement, or to delay such delivery, then the delivery of such Shares shall be deferred until such action has been taken or such restriction on action has been removed.

17. TERMINATION DATE. The Participant's date of termination of employment from the Company shall be deemed for purposes of this Agreement to be his/her last day of active work for the Company; provided, however, that for all purposes of this Agreement, the Participant shall be deemed actively at work during any period the Participant is on approved paid medical leave or during the protected reemployment period applicable to any Participant on military leave.

18. GENERAL PROVISIONS. By executing this Agreement, the Participant acknowledges that he/she has read, understands and agrees with all of the provisions in this Agreement and the Plan, including (but not limited to) the following:

      (a) Authority of the Committee. In accordance with Section 2 of the Plan, the Committee shall have the authority to administer the Agreement and the Plan; to make all determinations with respect to the construction and application of this Agreement, the Plan, and the resolutions of the Board of Directors establishing the Plan; to adopt and revise rules relating to this Agreement and the Plan; to hire the Agent with respect to its administrative responsibilities under this Agreement and the Plan; and to make other determinations which it believes are necessary or advisable for the administration of this Agreement and the Plan. Any dispute or disagreement which arises under this Agreement or the Plan shall be resolved by the Committee in its absolute discretion. Any such determination, interpretation, resolution, or other action by the Committee shall be final, binding and conclusive with respect to the Participant and all other persons affected thereby.

      (b) Notices. Any notice which is required or permitted under this Agreement shall be in writing, and delivered personally or by mail, postage prepaid, addressed as follows: (i) if to the Company, at 3871 Lakefield Drive, Suwanee, GA 30024, Attention: Larry Margolis, Executive Vice President, or at such other address as the Company by notice to the Participant may have designated from time to time;
            (ii) if to the Participant, at the address indicated in the Participant's then-current personnel records, or at such other address as the Participant by notice to the Company may have designated from time to time. Such notice shall be deemed given upon receipt.

      (c) Responsibility for Taxes. The ultimate liability for any and all Tax-Related Items is and remains the Participant's responsibility and liability, and the Company and/or the Participant's employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant under this Agreement, including the grant, vesting and the subsequent sale of Shares acquired under the Plan; and (b) do not commit to structure the terms of the grant or any aspect of the Restricted Share grant to reduce or eliminate the Participant's liability for Tax-Related Items.

            Prior to the applicable Vesting Date, the Participant shall pay or make adequate arrangements satisfactory to the Company to satisfy all withholding obligations of the Company. The Participant authorizes the Company to withhold all applicable Tax-Related Items legally payable by the Participant from the Participant's salary or other cash compensation paid to the Participant by the Company. Alternatively, or in addition, the Committee or its delegate, in its sole discretion and pursuant to such procedures as it may specify from time to time, and if permitted by local law, may permit the Participant to satisfy such tax withholding obligation, in whole or in part, by such other methods as the Committee may deem appropriate.

      (d) Nontransferability. This Agreement and the Shares granted to the Participant shall be nontransferable and shall not be sold, hypothecated or otherwise assigned or conveyed by the Participant to any other person, except as specifically permitted in this Agreement. No assignment or transfer of this Agreement or the rights represented thereby, whether voluntary or involuntary, or by operation of law or otherwise, shall vest in the assignee or transferee any interest or right whatsoever, except as specifically permitted in this Agreement. The Agreement shall terminate, and be of no force or effect, immediately upon any attempt to assign or transfer this Agreement or any of the Shares granted under this Agreement.

      (e) Designation of Beneficiary. Notwithstanding anything in Section 9(d) of this Agreement to the contrary, the Participant may designate a person or persons to receive, in the event of his/her

RESTRICTED SHARE GRANT AGREEMENT

            death, any rights to which he/she would be entitled under this Agreement. Such a designation shall be filed with the Company in accordance with uniform procedures specified by the Committee. The Participant may change or revoke a beneficiary designation at any time by filing a written statement of such change or revocation with the Company in accordance with uniform procedures specified by the Committee. No beneficiary designation or change of beneficiary designation will be effective until notice thereof is received. If a Participant fails to designate a beneficiary or if the beneficiary predeceases the Participant, the Participant's estate shall be deemed to be his/her beneficiary for purposes of this Agreement.

      (f) No Shareholder Rights. Until Shares have vested in accordance with the provisions of Section 4 of this Agreement, the Participant shall have no rights as a shareholder of the Company (including, without limitation, the right to vote or the right to receive dividends with respect to such Shares), and shall not be deemed to be a shareholder of the Company for any purpose as a result of any grant of Shares to the Participant.

      (g) Nature of Grant. (i) the Plan is discretionary in nature; (ii) the grant of the Shares under this Agreement is voluntary and does not create any contractual or other right to receive future grants under the Plan, or benefits in lieu of grants even if such grants have been granted repeatedly in the past; (iii) all decisions with respect to any such future grants will be at the sole discretion of the Company; (iv) the Participant's participation in the Plan shall not create a right to further employment with the Participant's employer and shall not interfere with the ability of the Participant's employer to terminate the Participant's employment relationship at any time with or without Cause; (v) the Participant's participation in the Plan is voluntary; (vi) the value of the Shares is an extraordinary item of compensation which is outside the scope of the Participant's employment contract, if any;
            (vii) the Shares are not part of the Participant's normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (viii) the future value of the Shares is unknown and cannot be predicted with certainty; and
            (ix) no claim or entitlement to compensation or damages arises from termination of the Shares or diminution in value of the Common Stock and the Participant irrevocably releases the Company from any such claim that may arise.

      (h) Corporate Restructuring/Capital Readjustments. Nothing in this Agreement shall abridge the rights or powers of the Company or its stockholders from taking any action affecting the Common Stock, and appropriate adjustments to the number of Shares granted in this Agreement shall be made to account for any such actions as deemed appropriate by the Committee.

      (i) Fractional Shares. Notwithstanding anything in this Agreement to the contrary, in the event that any adjustment to the number of Shares or any vesting calculation pursuant to this Agreement would otherwise result in the creation of a fractional share interest, the affected number or vested portion shall be rounded up to the nearest whole share.

      (j) Amendment or Termination. This Agreement may be amended or terminated at any time by the mutual agreement and written consent of the Participant and the Company, but only to the extent permitted under the Plan.

      (k) Governing Instrument. This Agreement is subject to all terms and conditions of the Plan and shall at all times be interpreted in a manner that is consistent with the intent, purposes and specific language of the Plan.

      (l) Severability. If any provision of this Agreement should be held illegal or invalid for any reason by the Company or court of applicable jurisdiction, such determination shall not affect the other provisions of this Agreement, and it shall be construed as if such provision had never been included herein.

      (m) Headings. Headings in this Agreement are for convenience only and shall not be construed to be part of this Agreement.

RESTRICTED SHARE GRANT AGREEMENT

      (n) Governing Law. This Agreement shall be construed, and its provisions enforced and administered, in accordance with the laws of the State of Georgia and, where applicable, federal law.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officers under its corporate seal, and the Participant has executed this Agreement, as of the day and year first above written.

                                            ARRIS GROUP, INC.

                                            By:_________________________________

                                            Its: Executive Vice President

"Participant"

_________________________________________________
Signature

Name

_________________________________________________
Date

RESTRICTED SHARE GRANT AGREEMENT                                    [ARRIS LOGO]

                                ARRIS GROUP, INC.

                            2005 STOCK INCENTIVE PLAN

                        RESTRICTED SHARE GRANT AGREEMENT

ARRIS Group, Inc., a corporation organized and existing under the laws of the State of Delaware (or any successor corporation) (the "Company"), does hereby grant and give unto NAME (the "Participant"), an award (the "Award") of shares of restricted Common Stock (the "Restricted Stock") upon the terms and conditions set forth in this Restricted Share Grant Agreement (the "Agreement").

19. DEFINITIONS. All the definitions set forth in the Plan are hereby incorporated in this Agreement. For purposes of this Agreement, the following additional terms shall be defined as follows:

      DISABILITY means "total disability" as defined under the Company's group disability plan then in effect (whether or not the Participant is covered under or eligible to participate in such plan).

      PLAN means the ARRIS Group, Inc. [2004] Stock Incentive Plan, as amended from time to time.

      SHARES shall have the meaning given such term in Section 2 of this Agreement.

      TAX-RELATED ITEMS means all tax, social insurance and payroll tax that may arise and fall due in relation to the grant, vesting or sale of the Shares granted under this Agreement.

      VESTING DATE means a date upon which the restrictions contained in Section 3 of this Agreement lapse with respect to any portion of the Shares (but only with respect to the Shares vested at such Vesting Date), which date shall be determined in accordance with Section 4 of this Agreement.

20. GRANT OF RESTRICTED STOCK. The Participant is hereby granted (#SHARES) shares of Restricted Stock (the "Shares") of the Company's Common Stock, par value $0.01, on APRIL 18, 2005 (the "Grant Date"). The Shares are being granted under the Plan and are subject to the terms and conditions set forth in this Agreement. The number of shares reflected herein are performance based and accordingly are subject to reduction, to and including zero shares, depending on the Company's consolidated sales performance for calendar year 2005 as determined under the matrix reflected in the March 30, 2005 Compensation Committee minutes (which the Committee has reserved the right to make more stringent by increasing the sales requirement).

21. RESTRICTIONS/FORFEITURE. The Shares will be subject to the following restrictions until their respective Vesting Dates:

      (a) Forfeiture on Termination. Subject to Section 4 of this Agreement, if the Participant's employment with the Company terminates for any reason prior to the Vesting Date, the Participant shall forfeit all rights with respect to all unvested Shares, as of the date the Participant's employment terminates.

      (b) Nontransferability. Prior to the Vesting Date, all unvested Shares shall be nontransferable and may not be sold, hypothecated or otherwise assigned or conveyed by a Participant to any party, except as otherwise provided in Section 9(d) in this Agreement.

      (c) Additional Shares. Any shares of Common Stock accruing to Shares as a result of any adjustment under Section 9(h) of this Agreement will be subject to the same restrictions (and have the same Vesting Dates) as the Shares to which they accrue.

22.   VESTING.

      (a) Regular Vesting. Except as set forth in Sections 4(b), 4(c) and 4(d) of this Agreement, the restrictions on the Shares will expire with respect to a percentage of the Shares granted as of the Vesting Dates set forth below:

RESTRICTED SHARE GRANT AGREEMENT

 PERCENTAGE OF SHARES ON
WHICH RESTRICTIONS EXPIRE                VESTING DATE
-------------------------                ------------
         First 33%                First Anniversary of Grant Date

        Second 33%                Second Anniversary of Grant Date

          Last 34%                Third Anniversary of Grant Date

      (b) Accelerated Vesting Upon Certain Events. Notwithstanding the regular vesting rule specified in Section 4(a) of this Agreement, the restrictions on the Shares will expire with respect to 100% of the Shares upon the earliest to occur of the following Vesting Dates:

            i. on the date that the Participant is deemed to have a Disability;
               or

            ii. on the date of the Participant's death prior to his/her termination of employment with the Company.

      (c) [Deferred Vesting. In the event the Committee concludes in its sole discretion that on a Vesting Date the Participant has material non-public information that would prohibit him from selling Shares and paying Tax-Related Items, it may, in its sole discretion; defer such Vesting Date by up to 90 days]

      (d) Termination. Notwithstanding anything in this Agreement to the contrary, if the Company terminates the Participant's employment for any reason, this Agreement shall be terminated and all Shares on which the restrictions have not expired shall be forfeited, unless and to the extent that the Committee determines that such forfeiture would violate applicable law.

23.   DELIVERY OF SHARES.

      (a) Granted Shares. The Shares awarded under this Plan shall be held in escrow with the Secretary of ARRIS Group, Inc. Such Shares shall be subject to the restrictions described in Section 3 of this Agreement until the Vesting Date for such Shares. Such Shares, when issued in accordance with this Agreement, shall be deemed to be fully paid and nonassessable.

      (b) Vested Shares. Within ten (10) business days after a Vesting Date, the Shares vesting on such Vesting Date will be released from our custody and delivered to the Participant's address of record. Thereafter, the Participant shall enjoy full shareholder and ownership rights with respect to such Shares, subject to applicable securities laws.

24. OWNERSHIP RIGHTS. Until Shares have vested in accordance with Section 4 of this Agreement, the Participant shall not have the right to vote or the right to receive any dividends with respect to such unvested Shares. Participant hereby waives any and all rights to vote or to receive dividends with respect to any unvested Shares. Upon the vesting of the Shares under this Agreement, the Participant shall exercise all ownership rights (including, without limitation, the right to vote and the right to receive dividends) with respect to such vested Shares, provided that voting and dividend rights with respect to the Shares will be exercisable only if the record date for determining shareholders entitled to vote, or to receive dividends, falls on or after the Vesting Date and before the effective date of a forfeiture of the Shares under Section 3 or Section 4 of this Agreement.

25. DEFERRAL OF EXERCISE OR DELIVERY OF SHARES. Notwithstanding any provision in this Agreement to the contrary, if any law or regulation of any governmental authority having jurisdiction in the matter requires the Company, the Committee or the Participant to take any action or refrain from action in connection with the delivery of Shares under this Agreement, or to delay such delivery, then the delivery of such Shares shall be deferred until such action has been taken or such restriction on action has been removed.

26. TERMINATION DATE. The Participant's date of termination of employment from the Company shall be deemed for purposes of this Agreement to be his/her last day of active work for the Company; provided, however, that for all purposes of this Agreement, the Participant shall be deemed actively at work during

RESTRICTED SHARE GRANT AGREEMENT

      any period the Participant is on approved paid medical leave or during the protected reemployment period applicable to any Participant on military leave.

27. GENERAL PROVISIONS. By executing this Agreement, the Participant acknowledges that he/she has read, understands and agrees with all of the provisions in this Agreement and the Plan, including (but not limited to) the following:

      (a) Authority of the Committee. In accordance with Section 2 of the Plan, the Committee shall have the authority to administer the Agreement and the Plan; to make all determinations with respect to the construction and application of this Agreement, the Plan, and the resolutions of the Board of Directors establishing the Plan; to adopt and revise rules relating to this Agreement and the Plan; to hire the Agent with respect to its administrative responsibilities under this Agreement and the Plan; and to make other determinations which it believes are necessary or advisable for the administration of this Agreement and the Plan. Any dispute or disagreement which arises under this Agreement or the Plan shall be resolved by the Committee in its absolute discretion. Any such determination, interpretation, resolution, or other action by the Committee shall be final, binding and conclusive with respect to the Participant and all other persons affected thereby.

      (b) Notices. Any notice which is required or permitted under this Agreement shall be in writing, and delivered personally or by mail, postage prepaid, addressed as follows: (i) if to the Company, at 3871 Lakefield Drive, Suwanee, GA 30024, Attention: Larry Margolis, Executive Vice President, or at such other address as the Company by notice to the Participant may have designated from time to time;
            (ii) if to the Participant, at the address indicated in the Participant's then-current personnel records, or at such other address as the Participant by notice to the Company may have designated from time to time. Such notice shall be deemed given upon receipt.

      (c) Responsibility for Taxes. The ultimate liability for any and all Tax-Related Items is and remains the Participant's responsibility and liability, and the Company and/or the Participant's employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant under this Agreement, including the grant, vesting and the subsequent sale of Shares acquired under the Plan; and (b) do not commit to structure the terms of the grant or any aspect of the Restricted Share grant to reduce or eliminate the Participant's liability for Tax-Related Items.

            Prior to the applicable Vesting Date, the Participant shall pay or make adequate arrangements satisfactory to the Company to satisfy all withholding obligations of the Company. The Participant authorizes the Company to withhold all applicable Tax-Related Items legally payable by the Participant from the Participant's salary or other cash compensation paid to the Participant by the Company. Alternatively, or in addition, the Committee or its delegate, in its sole discretion and pursuant to such procedures as it may specify from time to time, and if permitted by local law, may permit the Participant to satisfy such tax withholding obligation, in whole or in part, by such other methods as the Committee may deem appropriate.

      (d) Nontransferability. This Agreement and the Shares granted to the Participant shall be nontransferable and shall not be sold, hypothecated or otherwise assigned or conveyed by the Participant to any other person, except as specifically permitted in this Agreement. No assignment or transfer of this Agreement or the rights represented thereby, whether voluntary or involuntary, or by operation of law or otherwise, shall vest in the assignee or transferee any interest or right whatsoever, except as specifically permitted in this Agreement. The Agreement shall terminate, and be of no force or effect, immediately upon any attempt to assign or transfer this Agreement or any of the Shares granted under this Agreement.

      (e) Designation of Beneficiary. Notwithstanding anything in Section 9(d) of this Agreement to the contrary, the Participant may designate a person or persons to receive, in the event of his/her death, any rights to which he/she would be entitled under this Agreement. Such a designation shall be filed with the Company in accordance with uniform procedures specified by the Committee. The Participant may change or revoke a beneficiary designation at any time by filing a written statement of such change or revocation with the Company in accordance with uniform procedures specified by the Committee. No beneficiary designation or change of beneficiary

RESTRICTED SHARE GRANT AGREEMENT

            designation will be effective until notice thereof is received. If a Participant fails to designate a beneficiary or if the beneficiary predeceases the Participant, the Participant's estate shall be deemed to be his/her beneficiary for purposes of this Agreement.

      (f) No Shareholder Rights. Until Shares have vested in accordance with the provisions of Section 4 of this Agreement, the Participant shall have no rights as a shareholder of the Company (including, without limitation, the right to vote or the right to receive dividends with respect to such Shares), and shall not be deemed to be a shareholder of the Company for any purpose as a result of any grant of Shares to the Participant.

      (g) Nature of Grant. (i) the Plan is discretionary in nature; (ii) the grant of the Shares under this Agreement is voluntary and does not create any contractual or other right to receive future grants under the Plan, or benefits in lieu of grants even if such grants have been granted repeatedly in the past; (iii) all decisions with respect to any such future grants will be at the sole discretion of the Company; (iv) the Participant's participation in the Plan shall not create a right to further employment with the Participant's employer and shall not interfere with the ability of the Participant's employer to terminate the Participant's employment relationship at any time with or without Cause; (v) the Participant's participation in the Plan is voluntary; (vi) the value of the Shares is an extraordinary item of compensation which is outside the scope of the Participant's employment contract, if any;
            (vii) the Shares are not part of the Participant's normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (viii) the future value of the Shares is unknown and cannot be predicted with certainty; and
            (ix) no claim or entitlement to compensation or damages arises from termination of the Shares or diminution in value of the Common Stock and the Participant irrevocably releases the Company from any such claim that may arise.

      (h) Corporate Restructuring/Capital Readjustments. Nothing in this Agreement shall abridge the rights or powers of the Company or its stockholders from taking any action affecting the Common Stock, and appropriate adjustments to the number of Shares granted in this Agreement shall be made to account for any such actions as deemed appropriate by the Committee.

      (i) Fractional Shares. Notwithstanding anything in this Agreement to the contrary, in the event that any adjustment to the number of Shares or any vesting calculation pursuant to this Agreement would otherwise result in the creation of a fractional share interest, the affected number or vested portion shall be rounded up to the nearest whole share.

      (j) Amendment or Termination. This Agreement may be amended or terminated at any time by the mutual agreement and written consent of the Participant and the Company, but only to the extent permitted under the Plan.

      (k) Governing Instrument. This Agreement is subject to all terms and conditions of the Plan and shall at all times be interpreted in a manner that is consistent with the intent, purposes and specific language of the Plan.

      (l) Severability. If any provision of this Agreement should be held illegal or invalid for any reason by the Company or court of applicable jurisdiction, such determination shall not affect the other provisions of this Agreement, and it shall be construed as if such provision had never been included herein.

      (m) Headings. Headings in this Agreement are for convenience only and shall not be construed to be part of this Agreement.

      (n) Governing Law. This Agreement shall be construed, and its provisions enforced and administered, in accordance with the laws of the State of Georgia and, where applicable, federal law.

RESTRICTED SHARE GRANT AGREEMENT

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officers under its corporate seal, and the Participant has executed this Agreement, as of the day and year first above written.

                                            ARRIS GROUP, INC.

                                            By:_________________________________

                                            Its: Executive Vice President

"Participant"

_________________________________________________
Signature

Name

_________________________________________________
Date